SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 25, 2004


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


       OKLAHOMA                     001-13343               73-1323256
(State or other jurisdiction       (Commission            (IRS Employer
    of incorporation)              File Number)         Identification No.)

                              711 N.E. 39th Street
                          Oklahoma City, Oklahoma         73105
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-0131
              (Registrant's telephone number, including area code)

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Information To Be Included in the Report


Item 7.  Financial Statements and Exhibits.

(c) The following exhibit is filed with this Form 8-K and is identified by the number indicated:

Exhibit
  No.                 Description
  ---                 -----------

99.1            Earnings call script dated March 25, 2004.

99.2            Press release dated March 25, 2004.

Item 9.  Regulation FD Disclosure.

     On March 25, 2004, Advantage Marketing Systems held an earnings call regarding its 2003 operating results and guidance for 2004. The script from the earnings call is attached hereto as Exhibit 99.1.

Item 12.  Results of Operation and Financial Conditions.

     On March 25, 2004, Advantage Marketing Systems issued a press release setting forth its year-end financial results and financial guidance for 2004. The press release is attached hereto as Exhibit 99.2.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANTAGE MARKETING SYSTEMS, INC.


                                         By:     REGGIE COOK
                                         Name:   Reggie Cook
                                         Title:  Chief Financial Officer

Date:  March 25, 2004

                                 EXHIBIT INDEX

Exhibit
  No.        Description                       Method of Filing
  ---        -----------                       ----------------

99.1  Earnings call script dated March 25,    Filed herewith electronically
      2004.

99.2  Press release dated March 25, 2004.     Filed herewith electronically